EXHIBIT 4

                   FAMILY STOCKHOLDER SUPPLEMENTARY AGREEMENT


     FAMILY  STOCKHOLDER  SUPPLEMENTARY  AGREEMENT,  dated as of April 21, 1997,
among  the   stockholders   listed  on  the  signature   pages  hereof  (each  a
"Stockholder" and collectively the "Stockholders").

     WHEREAS, each Stockholder is the owner of shares of common stock, par value $1.00 per share, of Provident Companies, Inc. ("Company Common Stock");

     NOW, THEREFORE, in consideration of the foregoing and the respective agreements set forth herein, the parties hereby agree as follows:

     1. Unsolicited Purchase Offer. Each Stockholder (a "Notifying Stockholder") agrees that, in the event that it receives an unsolicited purchase offer from Zurich Insurance Company or any other purchaser that it intends to accept, in either case seeking to acquire more than $250,000 of Company Common Stock, it shall use reasonable efforts to promptly notify all other Stockholders, by telephone or other oral or written communication, specifying the number of shares of Company Common Stock that the purchaser has offered to purchase and the amount of consideration offered per share, and shall use its reasonable efforts to permit the other Stockholders to participate with the Notifying Stockholder in a sale of Company Common Stock to the purchaser. In the event that one or more other Stockholders decides to participate in such a sale (each such Stockholder and the Notifying Stockholder individually an "Interested Seller" and collectively the "Interested Sellers") and the aggregate number of shares of Company Common Stock that all such Interested Sellers desire to sell exceeds the purchaser's offer, the number of shares of Company Common Stock to be sold by each Interested Seller will be in the same proportion that the number of shares offered for sale by each Interested Seller bears to the total number of shares offered for sale by all Interested Sellers, so that the resultant aggregate number of shares to be offered for sale shall be equal to the purchaser's offer.


     2. Initiating a Sale. Notwithstanding the provisions of paragraph 1 of this Agreement, any Stockholder may initiate and consummate a sale of Company Common Stock to any person.

     3. Termination. This Agreement shall terminate upon the termination of the Family Stockholder Agreement.

     4. Miscellaneous.

     (a) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings, written or oral, with respect to the subject matter hereof.

     (b) Amendments; Waivers. This Agreement may be amended or modified, and any of the terms, covenants or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term or covenant contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as furthering or continuing waiver of any such condition, or of the breach of any other provision, term or covenant of this Agreement.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without giving effect to conflicts of laws principles thereof.

     (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.



                     [Remainder of page intentionally blank]

                                                                           FSS-1






     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                       /s/Hugh O. Maclellan, Jr.
                                       -------------------------
                                       Hugh O. Maclellan, Jr.




                                       /s/Kathrina H. Maclellan
                                       ------------------------
                                       Kathrina H. Maclellan



                                       /s/Charlotte M. Heffner
                                       -----------------------
                                       Charlotte M. Heffner




     [Note: Certain signature pages not containing Mrs. Heffner's signature have been omitted from this filing.]

                                                                           FSS-2


                                       THE R.J. MACLELLAN TRUST FOR THE
                                       R.L. MACLELLAN FAMILY (#2151)



                                       By/s/Kathrina H. Maclellan
                                       --------------------------
                                           Name:   Kathrina H. Maclellan
                                           Title:  Trustee


                                       By/s/Robert H. Maclellan
                                       ------------------------
                                           Name:   Robert H. Maclellan
                                           Title:  Trustee


                                       By SunTrust Bank, Chattanooga N.A.
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:  Richard Stewart
                                               Title: V.P. & Sr. Trust Officer


                                       By/s/Dudley Porter, Jr.
                                       -----------------------
                                           Name:   Dudley Porter, Jr.
                                           Title:  Trustee

                                                                           FSS-3


                                       THE R.J. MACLELLAN TRUST FOR THE
                                       R.L. MACLELLAN FAMILY TRUST
                                       (#215109)



                                       By/s/Kathrina H. Maclellan
                                       --------------------------
                                           Name:   Kathrina H. Maclellan
                                           Title:  Trustee


                                       By/s/Robert H. Maclellan
                                       ------------------------
                                           Name:   Robert H. Maclellan
                                           Title:  Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:  Richard Stewart
                                               Title: V.P. & Sr. Trust Officer


                                       By/s/Dudley Porter, Jr.
                                       -----------------------
                                           Name:   Dudley Porter, Jr.
                                           Title:  Trustee

                                                                           FSS-4


                                       THE R.J. MACLELLAN TRUST FOR THE
                                       HUGH O. MACLELLAN, SR. FAMILY
                                       (#2152)


                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:  Richard Stewart
                                               Title: V.P. & Sr. Trust Officer


                                       By/s/Thomas H. McCallie, III
                                       ----------------------------
                                           Name:   Thomas H. McCallie, III
                                           Title:  Trustee

                                                                           FSS-5


                                       THE R.J. MACLELLAN TRUST FOR THE
                                       H.O. MACLELLAN, SR. FAMILY (#215209)



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:  Richard Stewart
                                               Title: V.P. & Sr. Trust Officer


                                       By/s/Thomas H. McCallie, III
                                       ----------------------------
                                           Name:   Thomas H. McCallie, III
                                           Title:  Trustee

                                                                           FSS-6


                                       THE CORA L. MACLELLAN TRUST FOR
                                       THE R.L. MACLELLAN FAMILY (#2155)



                                       By/s/Kathrina H. Maclellan
                                       --------------------------
                                           Name:   Kathrina H. Maclellan
                                           Title:  Trustee


                                       By/s/Robert H. Maclellan
                                       ------------------------
                                           Name:   Robert H. Maclellan
                                           Title:  Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:  Richard Stewart
                                               Title: V.P. & Sr. Trust Officer


                                       By/s/Dudley Porter, Jr.
                                       -----------------------
                                           Name:   Dudley Porter, Jr.
                                           Title:  Trustee

                                                                           FSS-7


                                       THE CORA L. MACLELLAN TRUST FOR
                                       THE R.L. MACLELLAN FAMILY (#215509)



                                       By/s/Kathrina H. Maclellan
                                       --------------------------
                                           Name:   Kathrina H. Maclellan
                                           Title:  Trustee


                                       By/s/Robert H. Maclellan
                                       ------------------------
                                           Name:   Robert H. Maclellan
                                           Title:  Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:  Richard Stewart
                                               Title: V.P. & Sr. Trust Officer


                                       By/s/Dudley Porter, Jr.
                                       -----------------------
                                           Name:   Dudley Porter, Jr.
                                           Title:  Trustee

                                                                           FSS-8


                                       THE CORA L. MACLELLAN TRUST FOR
                                       THE HUGH O. MACLELLAN, SR. FAMILY
                                       (#2156)



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:  Richard Stewart
                                               Title: V.P. & Sr. Trust Officer


                                       By/s/Thomas H. McCallie, III
                                       ----------------------------
                                           Name:   Thomas H. McCallie, III
                                           Title:  Trustee

                                                                           FSS-9


                                       THE CORA L. MACLELLAN TRUST FOR
                                       THE H.O. MACLELLAN, SR. FAMILY
                                       (#215609)



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:  Richard Stewart
                                               Title: V.P. & Sr. Trust Officer


                                       By/s/Thomas H. McCallie, III
                                       ----------------------------
                                           Name:   Thomas H. McCallie, III
                                           Title:  Trustee

                                                                          FSS-10


                                       THE R.J. MACLELLAN TRUST FOR THE
                                       MACLELLAN FOUNDATION, INC. (#2150)



                                       By/s/Kathrina H. Maclellan
                                       --------------------------
                                           Name:   Kathrina H. Maclellan
                                           Title:  Trustee


                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/R.A. Duke, Jr.
                                           -------------------
                                               Name:  R.A. Duke, Jr.
                                               Title: President


                                       By/s/Dudley Porter
                                       ------------------
                                           Name:  Dudley Porter
                                           Title: Trustee

                                                                          FSS-12


                                       THE MACLELLAN FOUNDATION


                                       By/s/Kathrina H. Maclellan
                                       --------------------------
                                           Name:   Kathrina H. Maclellan
                                           Title:  Trustee


                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee


                                       By/s/Frank A. Brock
                                       -------------------
                                           Name:   Frank A. Brock
                                           Title:  Trustee


                                       By/s/G. Richard Hostetter
                                       -------------------------
                                           Name:   G. Richard Hostetter
                                           Title:  Trustee


                                       By/s/Robert H. Maclellan
                                       ------------------------
                                           Name:   Robert H. Maclellan
                                           Title:  Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee


                                       By/s/Ronald W. Blue
                                       -------------------
                                           Name:   Ronald W. Blue
                                           Title:  Trustee


                                       By/s/A.S. (Pat) MacMillan
                                       -------------------------
                                           Name:   A.S. (Pat) MacMillan
                                           Title:  Trustee

                                                                          FSS-14


                                       THE HUGH AND CHARLOTTE
                                       MACLELLAN CHARITABLE TRUST



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee


                                       By/s/Henry A. Henegar
                                       ---------------------
                                           Name:   Henry A. Henegar
                                           Title:  Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:   Lee S. Anderson
                                           Title:  Trustee


                                       By/s/Frank A. Brock
                                       -------------------
                                           Name:   Frank A. Brock
                                           Title:  Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:   John C. Stophel
                                           Title:  Trustee

                                                                          FSS-16


                                       ESTATE OF HUGH O. MACLELLAN, SR.



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:  Hugh O. Maclellan, Jr.
                                           Title: Executor


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:  Charlotte M. Heffner
                                           Title: Executor


                                       By/s/A.S. (Pat) MacMillan
                                       -------------------------
                                           Name:  A.S. (Pat) MacMillan
                                           Title: Executor



                                       /s/Hugh O. Maclellan, Jr.
                                       -------------------------
                                       Charlotte F. Maclellan
                                       By Hugh O. Maclellan, Jr.,
                                            Attorney-in-fact

                                                                          FSS-17


                                       TRUST OF C.F. MACLELLAN DATED 6/2/52
                                       FOR THE PRIMARY BENEFIT OF
                                       CHARLOTTE M. HEFFNER



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee


                                       By U.S. Trust Company of Florida,
                                          Trustee

                                           By/s/Howard E.N. Wilson
                                           -----------------------
                                               Name:  Howard E.N. Wilson
                                               Title: Regional President


                                       TRUST OF C.F. MACLELLAN DATED 6/2/52
                                       FOR H.O. MACLELLAN, JR.



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee

                                                                          FSS-18


                                       TRUST OF H.O. MACLELLAN, SR. FOR
                                       THE BENEFIT OF GREAT GRANDCHILDREN



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee



                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee

                                                                          FSS-27


                                       IRREVOCABLE INSURANCE TRUST OF
                                       HUGH O. MACLELLAN, SR. DATED 1/31/67



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee


                                       THE H.O. MACLELLAN, SR. CHARITABLE
                                       INC. TRUST DATED 11/29/83 FOR THE
                                       BENEFIT OF ELIZABETH MACLELLAN



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Hugh O. Maclellan, Jr.
                                           Title:  Trustee


                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:   Charlotte F. Maclellan
                                           Title:  Trustee
                                           By Hugh O. Maclellan, Jr.,
                                                 Attorney-in-fact


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:  Lee S. Anderson
                                           Title: Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:  John C. Stophel
                                           Title: Trustee

                                                                          FSS-28


                                       CHARITABLE INCOME (LEAD) TRUST U/A
                                       HUGH O. MACLELLAN, SR. DATED
                                       12/31/76 FOR THE BENEFIT OF
                                       CHRISTOPHER H. MACLELLAN



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:  Hugh O. Maclellan, Jr.
                                           Title: Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:  Charlotte M. Heffner
                                           Title: Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:  Lee S. Anderson
                                           Title: Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:  John C. Stophel
                                           Title: Trustee

                                                                          FSS-29


                                       CHARITABLE INCOME (LEAD) TRUST U/A
                                       H.O. MACLELLAN, SR. DATED 12/31/76
                                       FOR THE BENEFIT OF CATHERINE H.
                                       MACLELLAN



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:  Hugh O. Maclellan, Jr.
                                           Title: Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:  Charlotte M. Heffner
                                           Title: Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:  Lee S. Anderson
                                           Title: Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:  John C. Stophel
                                           Title: Trustee

                                                                          FSS-30


                                       CHARITABLE INCOME (LEAD) TRUST U/A
                                       H.O. MACLELLAN, SR. DATED 12/31/76
                                       FOR THE BENEFIT OF DANIEL O.
                                       MACLELLAN



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:  Hugh O. Maclellan, Jr.
                                           Title: Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:  Charlotte M. Heffner
                                           Title: Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:  Lee S. Anderson
                                           Title: Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:  John C. Stophel
                                           Title: Trustee

                                                                          FSS-31


                                       CHARITABLE INCOME (LEAD) TR U/A H.O.
                                       MACLELLAN, SR. DATED 12/31/76 FOR
                                       THE BENEFIT OF ELIZABETH MACLELLAN



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:  Hugh O. Maclellan, Jr.
                                           Title: Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:  Charlotte M. Heffner
                                           Title: Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:  Lee S. Anderson
                                           Title: Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:  John C. Stophel
                                           Title: Trustee

                                                                          FSS-37


                                       H.O. MACLELLAN SENIOR TRUST DATED
                                       9/8/72 FOR THE BENEFIT OF RICHARD L.
                                       HEFFNER, JR.



                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:  Charlotte M. Heffner
                                           Title: Trustee


                                       By NationsBank,
                                          Trustee

                                           By/s/Larry D. Putnam
                                           --------------------
                                               Name:  Larry D. Putnam
                                               Title: Executive Vice President-
                                                        Trust


                                       H.O. MACLELLAN SENIOR TRUST DATED
                                       9/8/72 FOR THE BENEFIT OF THOMAS M.
                                       HEFFNER



                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee


                                       By NationsBank,
                                          Trustee

                                           By/s/Larry D. Putnam
                                           --------------------
                                               Name:  Larry D. Putnam
                                               Title: Executive Vice President-
                                                        Trust

                                                                          FSS-38


                                       CHARITABLE INCOME (LEAD) TRUST U/A
                                       H.O. MACLELLAN SENIOR TRUST DATED
                                       12/31/76 FOR THE BENEFIT OF
                                       RICHARD L. HEFFNER, JR.



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:  Hugh O. Maclellan, Jr.
                                           Title: Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:  Lee S. Anderson
                                           Title: Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:  John C. Stophel
                                           Title: Trustee

                                                                          FSS-39


                                       CHARITABLE INCOME (LEAD) TRUST U/A
                                       H.O. MACLELLAN SENIOR DATED 12/31/76
                                       FOR THE BENEFIT OF THOMAS
                                       MACLELLAN HEFFNER



                                       By/s/Hugh O. Maclellan, Jr.
                                       ---------------------------
                                           Name:  Hugh O. Maclellan, Jr.
                                           Title: Trustee


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:  Charlotte M. Heffner
                                           Title: Trustee


                                       By/s/Lee S. Anderson
                                       --------------------
                                           Name:  Lee S. Anderson
                                           Title: Trustee


                                       By/s/John C. Stophel
                                       --------------------
                                           Name:  John C. Stophel
                                           Title: Trustee

                                                                          FSS-40


                                       TRUST U/A H.O. MACLELLAN SENIOR
                                       DATED 12/9/48 FOR THE BENEFIT
                                       OF CHARLOTTE M. HEFFNER



                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:  Charlotte M. Heffner
                                           Title: Trustee


                                       By SunTrust Bank, Chattanooga N.A.,
                                          Trustee

                                           By/s/Richard Stewart
                                           --------------------
                                               Name:  Richard Stewart
                                               Title: V.P. & Sr. Trust Officer

                                                                          FSS-41


                                       CHARLOTTE M. HEFFNER AND RICHARD L.
                                       HEFFNER, SR. TRUSTEES FOR THE
                                       BENEFIT OF RICHARD L. HEFFNER, SR.
                                       DATED 1/26/96


                                       By/s/Charlotte M. Heffner
                                       -------------------------
                                           Name:   Charlotte M. Heffner
                                           Title:  Trustee


                                       By/s/Richard L. Heffner, Sr.
                                       ----------------------------
                                           Name:   Richard L. Heffner, Sr.
                                           Title:  Trustee


                                       /s/Richard L. Heffner, Sr.
                                       --------------------------
                                       Richard L. Heffner, Sr.


                                       IRREVOCABLE TRUST DATED 12/3/64 OF
                                       H.O. MACLELLAN, SR. FOR THE BENEFIT
                                       OF THOMAS MACLELLAN HEFFNER



                                       By/s/Richard L. Heffner, Sr.
                                       ----------------------------
                                           Name:   Richard L. Heffner, Sr.
                                           Title:  Trustee


                                       IRREVOCABLE TRUST DATED 6/1/62 OF
                                       H.O. MACLELLAN, SR. FOR THE BENEFIT
                                       OF RICHARD L. HEFFNER, JR.



                                       By/s/Richard L. Heffner, Sr.
                                       ----------------------------
                                           Name:   Richard L. Heffner, Sr.
                                           Title:  Trustee